DELAWARE LIFE ACCELERATOR PRIME VARIABLE ANNUITYSM
An individual flexible payment variable annuity Issued by
Delaware Life Insurance Company Supplement dated January 29, 2021 to the Prospectus dated December 17, 2020

This Rate Sheet Prospectus Supplement (the “Supplement” or “Rate Sheet Supplement”) provides certain information contained in the Delaware Life Accelerator Prime Variable AnnuitySM Prospectus dated December 17, 2020 (the “Prospectus”). Capitalized terms not defined in this Supplement have the same meaning as set forth in the Prospectus and supersedes all previous Rate Sheet Supplements.

We are issuing this Supplement to provide: (1) the current Lifetime Withdrawal Percentages (the “LW%”), Bonus Rates (“BR%”), Bonus Period Lengths and the GLWB Fees associated with the Income Boost GLWB and Income Control GLWB, if you elect a GLWB; (2) the current Terms, GMAB Factor, GMAB Subsequent Purchase Payment Adjustment Factor and the GMAB Fee, if you elect the GMAB; and (3) the current HAV Fee Rate and ROP Fee Rate, if you elect an optional death benefit . This Supplement replaces and supersedes any previously issued Rate Sheet Supplement(s) and must be accompanied by the current variable annuity prospectus. This Supplement should be read and retained with the current variable annuity prospectus.

The LW% rates, BR% rates, Bonus Period Lengths and GLWB Fee for the GLWB; the Terms, GMAB Factors, and GMAB Subsequent Purchase Payment Adjustment Factors and the GMAB Fee Rate for the GMAB; and HAV Fee Rate and ROP Fee Rate for the optional death benefits applicable to your Contract will not change for the life of your Contract (unless subject to a Step-Up as described in the Step-Up Feature section of the Prospectus or a successive Term as described in the GMAB section of the Prospectus.) At the time of a Step-Up, the annual GLWB Fee Rate may increase up to 2.50% (0.625% quarterly) for the Income Boost GLWB and up to 1.95% (0.4875% quarterly) for the Income Control GLWB. If you elect a successive Term under the GMAB, the annual GMAB Fee Rate may increase up to 1.50% (0.375% quarterly).

If you would like another copy of the current Prospectus, including any historical rates and fees, please call us at (800) 374-3714. The Prospectus and this Supplement can also be found on the U.S. Securities and Exchange Commission’s website (www.sec.gov) by searching File No. 333-238865.

The GLWB, GMAB, HAV Death Benefit and ROP Death Benefit rates and elements below apply to applications signed and received In Good Order between January 30, 2021 and April 15, 2021.

LW%
The Lifetime Withdrawal Percentage is based on the age of the youngest GLWB Covered Person on the Income Start Date and on the date of any subsequent Step-Up, as shown in the table below.

LW% for the Income Boost GLWB

LW% for the Income Control GLWB

*	If you elect joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “GLWB Covered Person and Joint GLWB Covered Person.”

BR%
On each Contract Anniversary during a Bonus Period, we will calculate a Bonus Amount that may be added to the Withdrawal Benefit Base. The Bonus Amount will be equal to the current Bonus Base multiplied by the Bonus Rate. Currently, the Bonus Rate for Income Boost GLWB is 6.00% and the Bonus Rate for Income Control GLWB is 6.50%.

We will calculate two potential increases to the Withdrawal Benefit Base, one under the Step-Up Feature and the other under the Bonus Feature, and then increase the Withdrawal Benefit Base by the higher of the two.

BONUS PERIOD
We currently offer a ten-year Bonus Period.

GLWB FEE
The GLWB Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The GLWB Fee is calculated by multiplying the annual GLWB Fee Rate (divided by four) by the Withdrawal Benefit Base. The annual GLWB Fee Rate is currently 1.50% (0.375% quarterly) for Income Boost GLWB and 1.35% (0.3375% quarterly) for Income Control GLWB. The GLWB Fee will never exceed the maximum annual GLWB Fee Rate, 2.50% (0.625% quarterly) for a Step-Up under the Income Boost GLWB and 1.95% (0.4875% quarterly) for a Step-Up under the Income Control GLWB.

GMAB TERMS
We currently offer a ten-year Term known as the Armor Ten GMAB and a seven-year Term known as the Armor Seven GMAB.

GMAB FACTORS
The current GMAB Factor for the initial Term is 95% for the Armor Seven GMAB and 105% for the Armor Ten GMAB .

GMAB Subsequent Purchase Payment Adjustment Factors
The current GMAB Subsequent Purchase Payment Adjustment Factors for the initial Term are:

Armor Ten GMAB

Armor Seven GMAB

GMAB FEE
The GMAB Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The GMAB Fee is calculated by multiplying the annual GMAB Fee Rate (divided by four) by the GMAB Base. The annual GMAB Fee Rate is currently 1.15% (0.2875% quarterly) for the Armor Seven GMAB and 1.10% (0.275% quarterly) for the Armor Ten GMAB. The annual GMAB Fee Rate will never exceed the maximum annual GMAB Fee Rate, currently 1.50% (0.375% quarterly) for successive Terms.

HAV FEE
The HAV Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The HAV Fee is calculated by multiplying the annual HAV Fee Rate (divided by four) by the HAV Value. The annual HAV Fee Rate is currently 0.40% (0.10% quarterly).

ROP FEE
The ROP Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The ROP Fee is calculated by multiplying the annual ROP Fee Rate (divided by four) by the ROP Value. The annual ROP Fee Rate is currently 0.20% (0.05% quarterly).

If you have any questions regarding this Supplement, please call the Service Center toll-free at (800) 374-3714 or write to us by mail - Delaware Life Insurance Company, P.O. Box 80428, Indianapolis, IN 46280; by express mail - Delaware Life Insurance Company, 301 Pennsylvania Pkwy, Suite 100, Indianapolis, IN 46280 and by facsimile at (800) 883-9165.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus dated December 17, 2020.

Please read this Supplement carefully and retain it for future reference.